                                                                                Exhibit 99.2
Contact:	Chris Tunnard
Ulticom Inc.
1020 Briggs Rd.
Mount Laurel, NJ 08054
856-787-2972

ULTICOM RECEIVES NOTICE FROM NASDAQ DUE TO DELAY IN FILING OF FORM 10-Q
FOR THIRD QUARTER

Mount Laurel, NJ, December 18, 2006 -- Ulticom, Inc. (NASDAQ: ULCM) today announced that, due to the previously announced delay in filing its Form 10-Q for the fiscal quarter ended October 31, 2006, it has received an additional Staff Determination Letter from The NASDAQ Stock Market indicating that the delay in the filing of the Form 10-Q serves as an additional basis for the delisting of the company’s securities from NASDAQ, under NASDAQ Marketplace Rule 4310(c)(14).

As previously announced, the company will host a conference call on Tuesday, December 19, 2006 at 4:30 p.m.(EST) to provide updated guidance and to discuss selected unaudited results and business trends since the company's fiscal third quarter ended October 31, 2006.

To listen to the call live, dial toll-free 888-858-4756 and provide the conference ID# 8226506. Please dial in at least five minutes prior to the scheduled start time. A web cast of the call, both live and archived, can be accessed via the Investor Events section of Ulticom's web site at www.ulticom.com. A digital replay of the call will be available until midnight on December 29, 2006, and can be accessed by dialing 877-519-4471. When prompted, provide PIN# 8226506 for access.

As previously disclosed, the NASDAQ Listing and Hearing Review Council issued a stay of the August 18, 2006 decision by the NASDAQ Listing Qualifications Panel establishing a deadline of September 25, 2006 for the company to be current in its periodic filings with the Securities and Exchange Commission. The Listing Council also issued a stay of any future Panel determinations to delist the company's securities from trading pending further action by the Listing Council. As previously announced, the company’s Audit Committee has commenced an investigation into past accounting practices not related to option grants, based on information recently provided to the company. The additional areas of financial reporting under investigation include the treatment of accounting reserves and certain asset depreciation schedules in connection with the earnings reporting practices of the company’s majority stockholder, Comverse Technology, Inc., whose consolidated financial statements include results for the company. As a result of these recently announced investigations, the company expects that it will require additional time to file its periodic reports with the Securities and Exchange Commission.  The company does not know whether the additional delays in the company’s ability to be current in its periodic filings will result in a lifting of the stay and a delisting of the company’s shares from The NASDAQ Stock Market.

ABOUT ULTICOM, INC.

Ulticom provides service essential signaling solutions for wireless, wireline, and Internet communications. Ulticom's products are used by leading telecommunication equipment and service providers worldwide to deploy mobility, location, payment, switching, and messaging services. Traded on NASDAQ as ULCM, Ulticom is headquartered in Mount Laurel, NJ with additional offices in the United States, Europe, and Asia. For more information, visit www.ulticom.com.

Note: This Release contains “forward-looking statements” for purposes of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These forward looking statements include those related to compliance with the NASDAQ Listing Qualifications Panel requirements, the completion of the restatement of the company’s financial statements, the filing of delinquent reports on Form 10-K and Form 10-Q, and the continued listing of the company’s securities on The NASDAQ Stock Market. There can be no assurances that forward-looking statements will be achieved, and actual events or results could differ materially from the results predicted or from any other forward-looking statements made by, or on behalf of, the company, and should not be considered as an indication of future events or results. Important factors that could cause actual results to differ materially include: the results of the Audit Committee’s review of matters relating to the company’s stock option awards, including but not limited to the accuracy of the stated grant dates of option awards and whether proper corporate procedures were followed in connection with such awards; the results of Comverse’s review of its stock option awards as applicable to employees of the company; the impact of any restatement of the financial statements of the company or other actions that may be taken or required as a result of such reviews; the company’s inability to file required reports with the Securities and Exchange Commission; the risks of dealing with potential claims and proceedings that may be commenced concerning such matters; risks associated with the delisting of the company’s shares from The NASDAQ Stock Market; inability to meet requirements of The NASDAQ Stock Market for continued listing of the company’s shares; risks of litigation and of governmental investigations or proceedings arising out of or related to the company’s stock option grants or any restatement of the financial statements of the company; risks associated with the development and acceptance of new products and product features; risks associated with the company’s dependence on a limited number of customers for a significant percentage of the company’s revenues; changes in the demand for the company’s products; changes in capital spending among the company’s current and prospective customers; aggressive competition may force the company to reduce prices; risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of the business and with increased expenditures; risks associated with holding a large proportion of the company’s assets in cash equivalents and short-term investments; risks associated with the company’s products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with dependence on sales of the company’s Signalware products; risks associated with future networks not utilizing signaling systems and protocols that the company’s products are designed to support; risks associated with the products having long sales cycles and the limited ability to forecast the timing and amount of product sales; risks associated with the integration of the company’s products with those of equipment manufacturers and application developers and the company’s ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with the company’s reliance on a limited number of independent manufacturers to manufacture boards for the company’s products and on a limited number of suppliers for board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with others infringing on the company’s intellectual property rights and the inappropriate use by others of the company’s proprietary technology; risks associated with the company’s ability to retain existing personnel and recruit and retain qualified personnel; risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs; risks associated with rapidly changing technology and the ability of the company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the company operates; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Ulticom with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All such documents are available through the SEC’s website at www.sec.gov or from Ulticom’s web site at www.ulticom.com. Ulticom makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.